Exhibit 99.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

DEVELOPMENT AND SUPPLY AGREEMENT

THIS DEVELOPMENT AND SUPPLY AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date, by and between COLLINS BUS CORPORATION, a Kansas corporation, having its principal place of business at 415 West 6th Street, South Hutchinson, Kansas 67505 (“COLLINS”), and LIGHTNING eMotors, Inc., a Delaware corporation, having its principal place of business at 815 14th Street SW, Suite A100, Loveland, Colorado 80537 (“LEM”).  The terms “Parties” and “Party” as used in this Agreement shall refer to COLLINS and LEM collectively and individually, as applicable.

RECITALS

WHEREAS, COLLINS is a manufacturer of commercial bus vehicles and related equipment (“COLLINS Technology”);

WHEREAS, LEM has developed electric drivetrain equipment, battery systems, and related software and firmware including telematics and analytics software (“LEM Technology”);

WHEREAS, the Parties wish to participate in a project to develop one or more electric commercial bus vehicles (“Products”), which will be derived from or incorporating both the COLLINS Technology and the LEM Technology (including, without limitation, the LEM Components), upon the terms and conditions provided herein;

WHEREAS, the Parties desire to allocate development responsibility, intellectual property ownership and certain licensing rights to the technology developed pursuant to the joint development project;

WHEREAS, if the development project is successful, the Parties also desire to set forth the agreed terms of a supply arrangement the LEM Technology to Collins for the purpose of manufacture, marketing, sale and servicing of the Products; and

WHEREAS, each Party will undertake expense and time in connection with undertakings described in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, and of the mutual promises and covenants hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.Definitions.
1.1“Background Intellectual Property” means any Intellectual Property that was conceived, created, or acquired by either Party prior to the Effective Date, or thereafter conceived, created, or acquired in the course of performing work unrelated to this Agreement.
1.2“COLLINS Developed Intellectual Property” means all COLLINS Background Intellectual Property and all Developed Intellectual Property created solely by COLLINS except to the extent constituting Jointly-Owned Developed Intellectual Property.
1.3“Confidentiality Agreement” means that certain Mutual Non-Disclosure Agreement by and between COLLINS and LEM, dated as of [***].
1.4“Confidential Information” has the meaning set forth in the Confidentiality Agreement.
1.5“Developed Intellectual Property” means all Intellectual Property made, invented, developed, created, conceived, or reduced to practice by or on behalf of either Party after the Effective Date in connection with the Products and/or the Development Work.
1.6“Development Work” means the efforts of the Parties to design, create, develop, and produce the Products.
1.7“Effective Date” means the date when initial discussions between COLLINS and LEM commenced regarding the Development Work, which was approximately [***].
1.8“Intellectual Property” means any ideas, technology, development, information or data, including designs, products, processes, components, manufacturing equipment and processes, testing equipment and processes, inventions (whether or not patentable) and any patents or patent applications therefor, copyrights, works of authorship, know-how, trade secrets, and trademarks and service marks
1.9 “Licensed LEM Background Intellectual Property” means Background Intellectual Property of LEM that relates to the LEM Technology and that is necessary or useful to permit COLLINS to perform its obligations under this Agreement including any derivatives thereof.
1.10“LEM Components” means the electric powertrain and the telematics system developed for the Products pursuant to this Agreement, as further detailed by the specifications agreed by the Parties, and generally referred to as a [***].
1.11“LEM Developed Intellectual Property” means all LEM Background Intellectual Property and all Developed Intellectual Property created solely by LEM including in and to the LEM Components or any derivatives thereof, except to the extent constituting Jointly-Owned Developed Intellectual Property.
1.12“May 2021 Purchase Order” means that certain Purchase Order [***].

2.Development Efforts.  During the period from the Effective Date until December 31, 2021 (“Development Period”), the Parties shall use commercially reasonable efforts to engage in the Development Work, including (a) engaging in the activities outlined in Exhibit A-1; (b) adhering to the timelines and milestones for the Development Work set forth in Exhibit A-2, and (c) working to meet the acceptance criteria for the final Product design set forth in Exhibit A-3.  The Parties shall regularly update each other as to their respective progress on the Development Work through the use of weekly virtual meetings, attended by each Party’s duly authorized business representatives, to discuss status of the Development Work.
3.Development Costs.  Other than as described in this Agreement, the Parties agree that the time, costs and expenses each Party incurs in the Development Work shall be the responsibility solely of the Party who incurs such time, costs and expenses, and neither Party shall owe the other Party any reimbursement or payment for such expenditures incurred by such Party.  Notwithstanding the foregoing, any LEM Components shall be subject to the payment obligations set out herein.
4.Supply Terms.  The Parties agree that the terms of supply and installation of the LEM Components shall be as set forth below.  For the avoidance of doubt, such terms of the supply relationship and the other terms of this Agreement, including those set forth in this Section 4, shall supersede any other applicable terms and conditions related to the Products, including those applicable prior to the date of this Agreement, such as any terms and conditions related to the issuance of the May 2021 Purchase Order (other than the price and payment terms set forth in such Purchase Order, which terms shall remain binding as stated in such Purchase Order notwithstanding terms to the contrary in this Agreement).
4.1Volume; Forecasts; Lead Time.
(a)Volume.  This Agreement is a firm and binding order of a minimum of [***] units of the LEM Components (“Minimum Volume”), which COLLINS shall issue releases for from time to time on or before [***].  If COLLINS has not issued releases for at least the Minimum Volume on or before [***], then COLLINS shall be deemed to have issued a release for the balance of the Minimum Volume on [***], for delivery following such date.  COLLINS may, but shall not be required to, issue purchase orders for a greater number of units than the Minimum Volume upon the same terms and conditions (including the required Lead Time Limits) set forth in this Agreement.
(b)Non-binding Forecasts.  At least [***] prior to beginning of each calendar quarter during the Term of this Agreement, COLLINS shall deliver to LEM a non-binding forecast of the anticipated quarterly orders of the LEM Components for the next [***] calendar quarters.  [***]
(c)[***]
4.2[***]
4.3Delivery Term.  The delivery term for the chassis with the LEM Components integrated shall be [***] (Incoterms 2020) LEM facility located at 815 14th Street SW, Suite A100, Loveland, Colorado 80537.
4.4Pricing.

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4.5Payment.  Payment terms under this Agreement shall be net [***] from date of [***].  All payments shall be made in U.S. dollars. Any amounts not paid when due shall accrue interest at a rate of [***].
4.6[***]
4.7LEM agrees to provide a warranty, the terms and conditions of which are attached hereto as Exhibit B (“Warranty”).
5.Intellectual Property.
5.1Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party obtain any ownership interest, license or other right, title, or interest in or to any other Intellectual Property or Confidential Information of the other Party (including its Background Intellectual Property), whether by implication, estoppel, or otherwise, including any items controlled or developed by the other Party, or delivered by the other Party, at any time pursuant to this Agreement, and all of such Intellectual Property or Confidential Information (including Background Intellectual Property) shall belong exclusively to each such Party.  For purposes of this definition only, “controlled” means, with respect to any Intellectual Property or Confidential Information, the possession of (whether by ownership or license, other than pursuant to this Agreement) or the ability of a Party and/or its affiliates to grant the other Party access, a license, or a sublicense to Intellectual Property or Confidential Information on the terms and conditions set forth in this Agreement without requiring a third party’s consent, or violating the terms of any agreement or other arrangement with or obligation to a third party existing at the time such Party and/or its affiliates would be required under this Agreement to grant the other Party such access, license, or sublicense.

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6.Confidentiality.  The terms of the Confidentiality Agreement executed between the Parties on [***] is attached hereto as Exhibit E are incorporated by this reference and made a part hereof.  To the extent that the terms of this Agreement and the Confidentiality Agreement conflict, the terms of this Agreement shall control and supersede those of the Confidentiality Agreement.
7.Term; Termination.  This Agreement shall be effective as of the Effective Date and shall terminate upon the earliest of (a) [***] (b) upon material breach or default of a Party hereunder following thirty (30) days’ notice of such breach by the other Party, if the breaching Party has not remedied the breach to the reasonable satisfaction of the terminating Party during such thirty (30) day period; or (c) the termination of this Agreement by either Party effective on or after January 1, 2024, for any reason upon six (6) months’ advanced written notice by such Party to the other Party (the “Term”).  Notwithstanding the foregoing, the provisions and obligations of Sections 4.6, 5.1, 5.2, 5.3, 6 and 8 shall survive expiration or termination of this Agreement.
8.Indemnification.  LEM agrees to defend, indemnify, and hold harmless COLLINS from and against any and all claims which are directly based on LEM Components sold to COLLINS during the term of this Agreement for (a) any negligent or other wrongful action or omission of LEM or a defect in the LEM Components, or LEM’s agents, subcontractors or lower tier subcontractors; (b) any and all third-party claims alleging that the LEM Components infringe any U.S. patent, trademark or copyright, (c) any costs, expenses or other damages incurred by COLLINS related to any defect or nonconformance with applicable law by the LEM Components; or (d) any breach of the terms and conditions of this Agreement. COLLINS agrees to defend, indemnify, and hold harmless LEM from and against any and all claims for (a) any negligent or other wrongful action or omission of COLLINS or its agents, subcontractors; (b) any breach of the terms and conditions of this Agreement.

LEM shall have no obligation under this Section 8 with respect to any claim to the extent it is based on (a) Section 8(b) if as a result of COLLINS’ unique specifications that LEM does not otherwise integrate into its deliverables for other customers as a standard customer offering (including, without limitation, any portion of a product which is based on COLLINs’ specifications), (b) COLLINs’ misuse of the LEM Component in conflict with express warnings provided in LEM’s documentation, (c) use of the LEM Components other than its inherent use, (d) Section 8(b) if as a result of a combination of LEM Components with one or more third party products, without which such combination no intellectual property infringement would have occurred, (e) COLLINS’ failure to use materials or instructions expressly provided by LEM in writing which would have avoided the claim, and (f) COLLINS’ negligence or breach of this Agreement.

LEM shall pay all costs and damages incurred by COLLINS if COLLINS promptly (i) notifies LEM of the claim, (ii) gives LEM a copy of the communication establishing the claim, and (iii) gives LEM such authority, information and assistance reasonably necessary and within COLLINS’s reasonable ability to defend or settle the proceeding; provided, however, that the foregoing requirements shall not limit COLLINS claim except to the extent COLLINS failure results in actual prejudice LEM.

Limitation of Liability.  EXCEPT FOR SECTION 8 SET OUT HEREIN OR CLAIMS BY THIRD PARTIES  FOR PERSONAL INJURY BASED ON RECKLESSNESS AND INTENTIONAL MISCONDUCT, THE TOTAL LIABILITY OF EITHER PARTY FOR ALL CLAIMS, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND PRODUCT LIABILITY), OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM THE MANUFACTURE, SALE, DELIVERY, RESALE, REPAIR, REPLACEMENT, OR USE OF ANY ITEM OF THE PRODUCTS SHALL NOT EXCEED THE FEES PAID OR PAYABLE TO LEM HEREUNDER.   EXCEPT FOR SECTION 8 SET OUT HEREIN, IN NO EVENT SHALL LEM OR ITS SUPPLIERS BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES, INCLUDING (WITHOUT LIMITATION) DAMAGES FOR LOSS OF REVENUE, LOSS OF PROFITS, COST OF CAPITAL, CLAIMS OF CUSTOMERS OR FAILURE OF SUPPLY, AND COSTS AND EXPENSES INCURRED IN CONNECTION WITH ROADSIDE ASSISTANCE, LABOR, OVERHEAD, TRANSPORTATION, INSTALLATION, OR REMOVAL OF PRODUCTS OR SUBSTITUTE FACILITIES OR SUPPLY SOURCES. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO YOU.

Notwithstanding anything herein to the contrary, the maximum damages that LEM shall be responsible to COLLINS for hereunder shall be limited to [***].

9.Miscellaneous.
9.1Insurance. During the Term of this Agreement, each Party shall maintain at its own expense Commercial General Liability Insurance, including coverage for products liability and completed operations with limits of no less than [***] per occurrence and [***] general aggregate for death, bodily injury, and property damage. The minimum amounts of insurance required herein may be satisfied by purchasing primary coverage in the amounts specified or by buying a separate umbrella and/or excess policy together with lower limit primary underlying coverage. Such policies shall be maintained with an insurer authorized to issue policies in the United States, which insurers shall be reasonably satisfactory to each Party, and shall name each Party as an additional insured with regard to the Commercial General Liability Insurance. At COLLINS’s request, LEM shall provide COLLINS with a certificate of insurance evidencing such coverage. [***]
9.2Notices.  Each notice or other communication given or made pursuant to this Agreement shall be in writing and shall be deemed delivered when (a) personally delivered, (b) sent by certified or registered U.S. mail, return receipt requested, (c) sent by overnight commercial courier with delivery confirmation, or (d) sent by electronic mail transmission, which transmission is acknowledged (including by “read receipt”) addressed or transmitted as follows:

If to COLLINS:415 West 6th Street

South Hutchinson, Kansas 67505

Attn:

E-Mail:

If to LEM:815 14th Street SW, Suite A100

Loveland Colorado 80537

Attn:

E-Mail:

9.3Choice of Law.  This Agreement will be construed in accordance with the internal laws of the State of Delaware, without application of its conflicts of law principles.
9.4Severability.  If any provision of this Agreement shall be unenforceable or invalid under any applicable law, at the present time or in the future, such unenforceability or invalidity will not affect the enforceability or validity of the remaining provisions of this Agreement.  This Agreement will be deemed to be modified and amended so as to be in compliance with applicable law and this Agreement will then be construed so as to best serve the intention of the Parties at the time of the execution of this Agreement.
9.5Independent Contractors.  The relationship between the Parties is that of independent contractors.  Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the Parties, and neither Party shall have authority to contract for or bind the other Party in any manner whatsoever.

9.6Counterparts.  This Agreement may be executed in a number of counterparts, each of which when so executed and delivered will be deemed an original, and such counterparts together will constitute one and the same instrument.  A facsimile copy of this Agreement, including the signature pages hereto, will be deemed to be an original.
9.7Entire Agreement; Waiver and Modification.  This Agreement, the Warranty Agreement and the Confidentiality Agreement constitute the entire agreement between the Parties regarding their subject matter as of the date hereof, and supersede all prior agreements, statements, understandings, and representations with respect thereto.  The introducing language and recitals set forth above are incorporated into this Agreement by reference.   No waiver, modification, or amendment to this Agreement or the Confidentiality Agreement shall be valid unless in writing, signed by authorized representatives of the Parties hereto.  Any such waiver of any provision of this Agreement shall not be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.
9.8Assignment.  Neither Party shall assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without the other Party’s prior written consent, such consent not to be unreasonably refused, withheld, conditioned or delayed. Notwithstanding the foregoing, a Party may assign this Agreement to any affiliated company or if the assignment is carried out as part of a merger, restructuring, or reorganization, or sale or transfer of all or substantially all of the that Party’s assets, without the consent of the other. Any assignment without required consent shall be null and void. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors, assigns and legal representatives of the Parties.
9.9Dispute Resolution. The Parties will attempt, in good faith, to resolve any dispute, controversy, or claim arising out of or relating to this Agreement, including without limitation any dispute, controversy, or claim relating to the breach or violation of this Agreement, or relating to the scope, interpretation, validity, or termination of this Agreement, promptly by negotiation between representatives who have authority to settle the dispute. If the dispute, controversy, or claim cannot be resolved by such negotiation, then either Party may bring the dispute before any court having subject matter jurisdiction over the matter.
9.10Survival. Each term and provision of this Agreement that should by its sense and context survive any termination or expiration of this Agreement, shall so survive regardless of the cause and even if resulting from the material breach of either Party to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COLLINS BUS CORPORATION LIGHTNING eMOTORS, INC.

By: /s/ Brian Perry By: /s/ Timothy Reeser

Name: Brian Perry Name: Timothy Reeser

Title: President Title: CEO